CABANA TARGET DRAWDOWN 10 ETF
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2024

EXCHANGE-TRADED FUNDS — 99.4%	Shares	Fair Value
COMMODITY — 9.0%
Pimco Commodity Strategy Active ETF	792,705	$20,871,923

EQUITY — 90.4%
Consumer Staples Select Sector SPDR Fund	145,037	11,291,130
Energy Select Sector SPDR Fund	342,071	31,884,438
Health Care Select Sector SPDR Fund	234,456	35,081,651
Invesco Nasdaq 100 ETF	189,733	36,762,666
iShares Latin America 40 ETF	399,267	9,901,822
iShares Select Dividend ETF	273,245	35,549,175
Technology Select Sector SPDR Fund	56,141	12,283,651
Utilities Select Sector SPDR Fund	330,137	24,030,672
Vanguard Large-Cap ETF	47,562	12,001,795
		208,787,000

Total Exchange-Traded Funds (Cost $219,113,793)		229,658,923

Total Investments — 99.4% (Cost $219,113,793)		229,658,923

Other Assets in Excess of Liabilities — 0.6%		1,306,997

NET ASSETS — 100.0%		$230,965,920